                                                                   Exhibit 10.6

                              AMENDED AND RESTATED
                          CHIPS AND TECHNOLOGIES, INC.
                             1994 STOCK OPTION PLAN
                      (As Amended Through November 9, 1995)


     1. Establishment and Purpose.

        (a) Establishment. The Chips and Technologies, Inc. 1985 Stock Option Plan was adopted on January 11, 1985 and was amended and restated on January 8, 1987 (the "Initial Plan"). The Initial Plan is amended and restated in its entirety and renamed the Amended and Restated Chips and Technologies, Inc. 1994 Stock Option Plan (the "Plan") effective upon approval by the stockholders of Chips and Technologies, Inc.

        (b) Purpose. The Plan is established to create additional incentive for key employees, directors and consultants or advisors of Chips and Technologies, Inc. and any successor corporation thereto (collectively referred to as the "Company"), and any present or future parent and/or subsidiary corporations of such corporation (all of whom along with the Company being individually referred to as a "Participating Company" and collectively referred to as the "Participating Company Group"), to promote the financial success and progress of the Participating Company Group. For purposes of the Plan, a parent corporation and a subsidiary corporation shall be as defined in sections 424(e) and 424(f) of the Internal Revenue Code of 1986, as amended (the "Code").

     2. Administration.

        (a) Administration by Board and/or Compensation Committee. The Plan shall be administered by the Board of Directors of the Company (the "Board") and/or by a duly appointed committee of the Board having such powers as shall be specified by the Board. Any subsequent references herein to the Board shall also mean the committee if such committee has been appointed and, unless the powers of the committee have been specifically limited, the committee shall have all of the powers of the Board granted herein, including, without limitation, the power to terminate or amend the Plan at any time, subject to the terms of the Plan and any applicable limitations imposed by law. All questions of interpretation of the Plan or of any options granted under the Plan (an "Option") shall be determined by the Board, and such determinations shall be final and binding upon all persons having an interest in the Plan and/or any Option.

        (b) Disinterested Administration. With respect to the participation in the Plan of employees who are also officers or directors of the Company subject to Section 16 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), the Plan shall be administered by the Board in compliance with the "disinterested administration" requirement of Rule 16b-3, as promulgated under the Exchange Act and amended from time to time or any successor rule or regulation ("Rule 16b-3").



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        (c) Compliance with Section 162(m) of the Code. In the event a
Participating Company is a "publicly held corporation" as defined in paragraph
(2) of section 162(m) of the Code, as amended by the Revenue Reconciliation Act of 1993 (P.L. 103-66), and the regulations promulgated thereunder ("Section 162(m)"), the Company may establish a committee of outside directors meeting the requirements of Section 162(m) to approve the grant of Options which might reasonably be anticipated to result in the payment of employee remuneration that would otherwise exceed the limit on employee remuneration deductible for income tax purposes pursuant to Section 162(m).

        (d) Options Authorized. Options may be either incentive stock options as defined in section 422(a) of the Code ("Incentive Stock Options") or options not intended to qualify as Incentive Stock Options ("Nonqualified Stock Options").

        (e) Authority of Officers. Any officer of a Participating Company shall have the authority to act on behalf of the Company with respect to any matter, right, obligation, or election which is the responsibility of or which is allocated to the Company herein, provided the officer has apparent authority with respect to such matter, right, obligation, or election.

     3. Eligibility. The Options may be granted only to employees (including officers) and directors of the Participating Company Group or to individuals who are rendering services as consultants, advisors, or other independent contractors to the Participating Company Group. The Board shall, in the Board's sole discretion, determine which persons shall be granted Options (an "Optionee"). A director of the Company shall be eligible to be granted only a Nonqualified Stock Option unless the director is also an employee of the Company. For purposes of the foregoing sentence, "employees" shall include prospective employees to whom Options are granted in connection with written offers of employment with Participating Company Group and "consultants" or "advisors" shall include prospective consultants or advisors to whom Options are granted in connection with written consulting or advising offers with the Participating Company Group. An individual who is rendering services as a consultant, advisor, or other independent contractor shall be eligible to be granted only a Nonqualified Stock Option. An Optionee may, if otherwise eligible, be granted additional Options.

     4. Shares Subject to Option. Options shall be options for the purchase of the authorized but unissued Common Stock of the Company (the "Stock"), subject to adjustment as provided in paragraph 9 below. The maximum number of shares of Stock which may be issued under the Plan (including the Initial Plan) shall be eighteen million two hundred thousand (18,200,000) shares. Subject to adjustment as provided in paragraph 9 below, at any such time as a Participating Company is a "publicly held corporation" as defined in Section 162(m), no person shall be granted within any fiscal year of the Company Options which in the aggregate cover more than five hundred thousand (500,000) shares (the "Per Person Limit"). In the event that any outstanding Option under the Plan (including the Initial
Plan) for any reason expires or is terminated or canceled and/or shares of Stock subject to repurchase are repurchased by the



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Company, the shares allocable to the unexercised portion of such Option, or such repurchased shares, may again be subject to an Option grant. Notwithstanding the foregoing, any such shares shall be made subject to a new Option only if the grant of such new Option and the issuance of such shares pursuant to such new Option would not cause the plan or any Option granted under the Plan to contravene Rule 16b-3.

     5. Time for Granting Options. All Options shall be granted, if at all, on or before August 11, 2004.

     6. Terms, Conditions and Form of Options. Subject to the provisions of the Plan, the Board shall determine for each Option (which need not be identical) the number of shares of Stock for which the Option shall be granted, the option price of the Option, the exercisability of the Option, whether the Option is to be treated as an Incentive Stock Option or as a Nonqualified Stock Option and all other terms and conditions of the Option not inconsistent with the Plan. Options granted pursuant to the Plan shall be evidenced by written agreements specifying the number of shares of Stock covered thereby, in such form as the Board shall from time to time establish, and shall comply with and be subject to the following terms and conditions:

        (a) Option Price. The option price for each Option shall be established in the sole discretion of the Board; provided, however, that (i) the option price per share for an Option shall be not less than the fair market value, as determined by the Board, of a share of Stock on the date of the granting of the Option, and (ii) no Incentive Stock Option granted to an Optionee who at the time the Option is granted owns stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of a Participating Company within the meaning of section 422(b)(6) of the Code and/or ten percent (10%) of the total combined value of all classes of stock of a Participating Company (a "Ten Percent Owner Optionee") shall have an option price per share less than one hundred ten percent (110%) of the fair market value of a share of Stock on the date the Option is granted.

        (b) Exercise Period of Options. The Board shall have the power to set the time or times within which each Option shall be exercisable or the event or events upon the occurrence of which all or a portion of each Option shall be exercisable and the term of each Option; provided, however, that (i) no Incentive Stock Option shall be exercisable after the expiration of ten (10) years after the date such Option is granted and (ii) no Incentive Stock Option granted to a Ten Percent Owner Optionee shall be exercisable after the expiration of five (5) years after the date such Option is granted.

        (c) Payment of Option Price. Payment of the option price for the number of shares of Stock being purchased pursuant to any Option shall be made (i) in cash, by check, or cash equivalent, (ii) by tender to the Company of shares of the Company's stock owned by the Optionee having a value, as determined by the Board (but without regard to any restrictions on transferability applicable to such stock by reason of federal or state securities laws or agreements with an underwriter for the Company), not less than the option price, (iii) if specifically permitted by the Board and set forth in the Optionee's Option Agreement, by the Optionee's recourse promissory



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note, (iv) by the assignment of the proceeds of a sale of some or all of the shares being acquired upon the exercise of an Option (including, without limitation, through an exercise complying with the provisions of Regulation T as promulgated from time to time by the Board of Governors of the Federal Reserve System), (v) by such other consideration and method of payment as the Board, in its sole discretion, may allow, or (vi) by any combination thereof.

     The Board may at any time or from time to time, by adoption of or by amendment to the form of Standard Option Agreement described in paragraph 7 below, or by other means, grant Options which do not permit all of the foregoing forms of consideration to be used in payment of the option price and/or which otherwise restrict one (1) or more forms of consideration. Notwithstanding the foregoing, an Option may not be exercised by tender to the Company of shares of the Company's stock to the extent such tender of stock would constitute a violation of the provisions of any law, regulation and/or agreement restricting the redemption of the Company's stock. Furthermore, no promissory note shall be permitted if an exercise using a promissory note would be a violation of any law. Any permitted promissory note shall be due and payable not more than five
(5) years after the Option is exercised, and interest shall be payable at least annually and be at least equal to the minimum interest rate necessary to avoid imputed interest pursuant to all applicable sections of the Code. The Board shall have the authority to permit or require the Optionee to secure any promissory note used to exercise an Option with the shares of Stock acquired on exercise of the Option and/or with other collateral acceptable to the Company.

           (x) Unless otherwise provided by the Board, an Option may not be exercised by tender to the Company of shares of the Company's stock pursuant to clause (ii) of this paragraph 6(c) unless such shares of the Company's stock either have been owned by the Optionee for more than six (6) months or were not acquired, directly or indirectly, from the Company.

           (y) Unless otherwise provided by the Board, in the event the Company at any time becomes subject to the regulations promulgated by the Board of Governors of the Federal Reserve System or any other governmental entity affecting the extension of credit in connection with the Company's securities, any promissory note shall comply with such applicable regulations, and the Optionee shall pay the unpaid principal and accrued interest, if any, to the extent necessary to comply with such applicable regulations.

           (z) The Company reserves, at any and all times, the right, in the Company's sole and absolute discretion, to establish, decline to approve and/or terminate any program and/or procedures for the exercise of Options by means of an assignment of the proceeds of a sale of some or all of the shares of Stock to be acquired upon such exercise pursuant to clause (iv) of this paragraph 6(c).



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    7. Standard Forms of Stock Option Agreement.

       (a) Incentive Stock Options. Unless otherwise provided for by the Board at the time an Option is granted, an Option designated as an "Incentive Stock Option" shall comply with and be subject to the terms and conditions set forth in the form of incentive stock option agreement attached hereto as Exhibit A and incorporated herein by reference.

       (b) Nonqualified Stock Options. Unless otherwise provided for by the Board at the time an Option is granted, an Option designated as a "Nonqualified Stock Option" shall comply with and be subject to the terms and conditions set forth in the form of nonqualified stock option agreement attached hereto as Exhibit B and incorporated herein by reference.

       (c) Standard Term for Options. Unless otherwise provided for by the Board in the grant of an Option, any Option granted hereunder shall be exercisable for a term of ten (10) years.

    8. Authority to Vary Terms. The Board shall have the authority from time to time to vary the terms of the standard forms of stock option agreement either in connection with the grant of an individual Option or in connection with the authorization of a new standard form or forms; provided, however, that the terms and conditions of such revised or amended standard form or forms of stock option agreement shall be in accordance with the terms of the Plan.

    9. Effect of Change in Stock Subject to Plan. Appropriate adjustments shall be made in the number and class of shares of Stock subject to the Plan, to the Per Person Limit set forth in paragraph 4 above, and to any outstanding Options and in the option price of any outstanding Options in the event of a stock dividend, stock split, reverse stock split, combination, reclassification, or like change in the capital structure of the Company.

   10. Transfer of Control. A "Transfer of Control" shall be deemed to have occurred in the event any of the following occurs with respect to the Control Company. For purposes of applying this Paragraph 10, the "Control Company" shall mean the corporation whose stock is subject to the Option.

       (a) the direct or indirect sale or exchange by the stockholders of the Control Company of all or substantially all of the stock of the Control Company where the stockholders of the Control Company before such sale or exchange do not retain, directly or indirectly, at least a majority of the beneficial interest in the voting stock of the Control Company;

       (b) a merger in which the stockholders of the Control Company before such merger do not retain, directly or indirectly, at least a majority of the beneficial interest in the voting stock of the Control Company; or




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       (c) the sale, exchange, or transfer of all or substantially all of the
Control Company's assets (other than a sale, exchange, or transfer to one or more corporations where the stockholders of the Control Company before such sale, exchange or transfer retain, directly or indirectly, at least a majority of the beneficial interest in the voting stock of the corporation(s) to which the assets were transferred).

    In the event of a Transfer of Control, any unexercisable and/or unvested portion of the outstanding Options shall be immediately exercisable and vested as of the date thirty (30) days prior to the date of the Transfer of Control unless the Board provides for the surviving, continuing, successor, or purchasing corporation or parent corporation thereof, as the case may be (the "Acquiring Corporation"), to either assume the Control Company's rights and obligations under outstanding Options or substitute options for the Acquiring Corporation's stock for such outstanding Options. The exercise and/or vesting of any Option that was permissible solely by reason of this paragraph 10 shall be conditioned upon the consummation of the Transfer of Control. Any Options which are neither assumed or substituted for by the Acquiring Corporation in connection with the Transfer of Control nor exercised as of the date of the Transfer of Control shall terminate and cease to be outstanding effective as of the date of the Transfer of Control.

    11. Provision of Information. Each Optionee shall be given access to information concerning the Company equivalent to that information generally made available to the Company's common stockholders.

    12. Options Non-Transferable. Unless otherwise provided by the Board, during the lifetime of the Optionee, the Option shall be exercisable only by the Optionee and no Option shall be assignable or transferable by the Optionee, except by will or by the laws of descent and distribution.

    13. Termination or Amendment of Plan and Options. The Board, including any duly appointed committee of the Board, may terminate or amend the Plan and/or any Option at any time; provided, however, that without the approval of the Company's stockholders, there shall be (a) no increase in the total number of shares of Stock covered by the Plan (except by operation of the provisions of paragraph 9 above), (b) no change in the class of persons eligible to receive Incentive Stock Options, and (c) no expansion in the class of persons eligible to receive Nonqualified Stock Options. In addition to the foregoing, the approval of the Company's stockholders shall be sought for any amendment to the Plan or an Option for which the Board deems stockholder approval necessary in order to comply with Rule 16b-3. In any event, no amendment may adversely affect any then outstanding Option or any unexercised portion thereof, without the consent of the Optionee, unless such amendment is required to enable an Option designated as an Incentive Stock Option to qualify as an Incentive Stock Option.

    14. Continuation of Initial Plan as to Outstanding Options. Notwithstanding any other provision to the contrary, the terms of the Initial Plan shall remain in effect and apply to Options granted pursuant to the Initial Plan.



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    IN WITNESS WHEREOF, the undersigned Secretary of the Company certifies that the foregoing is the Amended and Restated Chips and Technologies, Inc. 1994 Stock Option Plan as duly adopted by the Board of Directors of the Company on August 11, 1994 and as subsequently amended through November 9, 1995.



                                                      --------------------------
                                                      Jeffery Anne Tatum,
                                                      Secretary



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                                   EXHIBIT A


                        INCENTIVE STOCK OPTION AGREEMENT
                                     Between
                          CHIPS AND TECHNOLOGIES, INC.
                                       and

                               -----------------

         You have been granted an option under the Amended and Restated Chips and Technologies, Inc. 1994 Stock Option Plan (the "Plan"). This Agreement describes the terms and conditions of your option (the "Agreement").

Number of Shares                  Your option is for                shares of
                                  the common stock of Chips and Technologies, Inc., a Delaware corporation ("Chips").

Option Price                      You may purchase your option shares for
                                  $               per share, which was the
                                  closing price of the common stock of Chips on
                                       , 199    .

Type of Option                    This option is intended to be an
                                  incentive stock option as provided in section
                                  422 of the Internal Revenue Code of 1986, as amended (the "Code"), but Chips does not warrant that it qualifies as such. You should consult with your own tax advisor regarding the tax effects of this Option and the requirements necessary to obtain favorable income tax treatment under section 422 of the Code.

Grant Date                        The "Grant Date" of your option is     , 19  .
                                  This is the date the Board of Directors of Chips approved your option grant.

Initial Vesting Date              The "Initial Vesting Date" of your option is
                                  , 19 . This is the date your option begins to vest.

Exercisability                    You may exercise your option immediately in
                                  its entirety after the Grant Date unless the total value of all of your incentive stock options from Chips which first become exercisable in 19__ exceeds $100,000 (see
                                  $100,000 Exercise Limitation below). However, if you buy unvested option shares, they may not be sold or otherwise transferred until they become vested (see Right of Repurchase below).

Term Your option will expire on , 19 , unless your employment with Chips (or a parent corporation or subsidiary corporation of Chips as defined in section 424 of the Code) is terminated as explained below, or unless Chips is involved in a "transfer of control" transaction as explained below.

Vesting of Option                 On the Initial Vesting Date,
                                  of the option shares will be vested.
                                  Thereafter, 1/48 of the option shares will vest for each


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                                  full month of your continuous employment with
                                  Chips (or a parent or subsidiary corporation of Chips) from the Initial Vesting Date. Your option stops vesting when your employment with Chips (or a parent corporation or subsidiary corporation of Chips) terminates. Vesting during an approved leave of absence is governed by the applicable Leave of Absence Policy in effect at the time you go on leave.

$100,000 Exercise                 The total value of all of your Chips'
Limitation                        incentive stock options (including this
                                  option) which are exercisable for the first time during 19__ (the value is determined at the time each option was granted) shall not exceed one hundred thousand dollars
                                  ($100,000). Such limitation on exercise shall be referred to in this Agreement as the "$100,000 Exercise Limitation." If compliance with the $100,000 Exercise Limitation will prevent you from exercising the option for any vested shares for more than thirty (30) days after the vesting date for such shares, the option shall be deemed to be two (2) options.
                                  The first option shall be for the maximum number of shares that can comply with the $100,000 Exercise Limitation without preventing the option from being exercisable as to vested shares. The second option, which shall not be treated as an incentive stock option, shall be for the balance of the shares subject to the option and shall be exercisable on the same terms and at the same time as set forth in this Agreement. Unless otherwise specified in your notice of exercise, the first option shall be deemed to be exercised first and then the second option shall be deemed to be exercised.

Right of Repurchase               You can buy shares that have not yet
                                  vested. The number of shares you buy over and above your vested shares are "unvested shares." They may not be sold or otherwise transferred until they become vested.

                                  If your employment with Chips (or a parent corporation or subsidiary corporation of Chips) terminates for any reason, with or without cause while you are holding unvested shares, or if you or your legal representative attempts to sell, exchange, transfer, pledge, or otherwise dispose of any unvested shares (other than pursuant to an "ownership change" as defined below), Chips may buy those unvested shares back from you at the option price you originally paid. If Chips wishes to exercise its right to repurchase the unvested shares, it must give you notice within 60 days after (i) the termination of your employment, or exercise of the option, if later, or (ii) Chips has received notice of the attempted disposition. Chips must exercise its right to repurchase the unvested shares, if at all, for all of the unvested shares, except as Chips and you otherwise agree. However, Chips will not repurchase your unvested shares if you


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                                  transfer your unvested shares to your
                                  ancestors, descendants, or spouse or to a trustee for their benefit, provided that the transferee agrees in writing to take the shares subject to Chips' right of repurchase. In the event Chips is unable to exercise the right of repurchase under the provisions of
                                  Section 160 of the Delaware General
                                  Corporation Law, or the corresponding
                                  provisions of other applicable law, Chips has the right to assign the right of repurchase to one or more persons as may be selected by Chips' Board of Directors.

                                  To ensure that the unvested shares will be available for repurchase, you are required to deposit the certificate for the shares with an escrow agent designated by Chips under the terms and conditions of an escrow agreement approved by Chips.

                                  If Chips exercises its right to repurchase your unvested shares, payment by Chips to the escrow agent on behalf of you or your legal representative will be made in cash within 60 days after the date of the mailing of the written notice. For purposes of this payment, cancellation of any outstanding promissory note that you have previously delivered to Chips will be treated as payment in cash to the extent of the unpaid principal and any accrued interest canceled. Within 30 days after payment by Chips, the escrow agent will give the shares which Chips has purchased to Chips and give the payment received from Chips to you.

                                  The certificates for unvested shares have stamped on them a special legend referring to Chips' right of repurchase. As your vesting percentage increases, you may request, at reasonable intervals, that Chips exchange those legended shares which have vested for shares that are freely transferable.

Transfer of Control               The following events constitute an
                                  "ownership change" of Chips: (1) the direct or indirect sale or exchange by Chips' stockholders of all or substantially all of Chips' stock; (2) a merger in which Chips is a party; or (3) the sale, exchange, or transfer of all or substantially all of Chips' assets
                                  (other than a sale, exchange, or transfer to one or more corporations where Chips' stockholders before such sale, exchange, or transfer retain, directly or indirectly, at least a majority of the beneficial interest in the voting stock of the corporation(s) to which the assets were transferred).

                                  A "transfer of control" of Chips means an ownership change in which Chips' stockholders before such ownership change do not retain, directly or indirectly, at least a majority of the beneficial interest in Chips' voting stock.


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                                  In the event of a transfer of control, all
                                  shares acquired upon exercise of your option shall become vested shares effective 30 days prior to the transfer of control, unless the Chips' Board of Directors arranges with the surviving, continuing, successor, or purchasing corporation, as the case may be, for such corporation to assume Chips' rights and obligations under this Agreement or substitute its own option for your Chips' option. Your option will terminate effective as of the date of the transfer of control to the extent that your option is neither exercised as of the date of the transfer of control nor assumed by the surviving, continuing, successor, or purchasing corporation, as the case may be.

Regular Termination               If your employment with Chips (or a parent
                                  corporation or subsidiary corporation of
                                  Chips) terminates for any reason, with or without cause, your option, to the extent unexercised, may be exercised (to purchase vested shares only) within 30 days after the date of your termination.

Restrictions on                   You may not sell shares that you acquire by
Resale: General                   exercising your option at any time you are in
                                  possession of material inside information concerning Chips. In addition, sales of shares that you acquire by exercising your option will be governed by Chips' employee trading policy, as in effect at the time of the proposed sale.

Restrictions on                   If you are an officer of Chips, shares that
Resale: Officers                  you acquire by exercising your option may only
                                  be sold during the officers' trading
                                  restriction period. This period commences on the third business day following the release of quarterly financial results and ends twenty-one days thereafter, unless extended by Chips' President or Chief Financial Officer.


Notice of Exercise                When you wish to exercise your option, you
                                  must send an executed Notice of Exercise to:

                                                   Chips and Technologies, Inc.
                                                   2950 Zanker Road
                                                   San Jose, California 95134
                                                   Attn:  Financial Services 1-7

                                  Your notice must specify how many whole shares you wish to purchase, and must contain such representations and agreements as to your investment intent with respect to the shares as may be required by Chips. Your notice must be delivered in person or by certified mail to Chips' Stock Administrator prior to the expiration date of the term of the Option, accompanied by an executed copy of the then current form of escrow instructions, if you are exercising your option for unvested shares, and full payment of the option



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
                                  price for the number of shares being
                                  purchased. The Notice of Exercise is effective when it is received by Chips. Chips will not be required to issue fractional shares upon the exercise of your option.

Form of Payment                   When you submit your Notice of
                                  Exercise, you must include payment of the option price for the number of shares you are purchasing. Payment may be made in one (or a combination of two or more) of the following forms:

                                      -   Your personal check, a cashier's
                                          check, or a money order;

                                      -   Irrevocable directions to a securities
                                          broker approved by Chips to sell your
                                          option shares and to deliver all or a
                                          portion of the sale proceeds to Chips
                                          in payment of the option price. (The
                                          balance of the sales proceeds, if any,
                                          will be delivered to you.) The
                                          directions must be given by signing a
                                          form provided by Chips.

Withholding Taxes                 In order to exercise your option, you must
                                  make arrangements to pay any federal and state withholding taxes that may be due as a result of the option exercise. In the future, at any time requested by Chips, you must make arrangements to pay any federal or state withholding taxes that may be due as a result of any transfer of any shares acquired on exercise of your option, the operation of any federal or state law providing for the imputation of interest, or the lapse of any restriction with respect to any shares acquired on exercise of your option.

Certificate Registration          The certificate or certificates issued upon
                                  the exercise of your option will be registered in your name.

Restriction on Grant              The grant of your option and the issuance of
of Option and Issuance            shares upon the exercise of the option are
of Shares                         subject to compliance with all applicable
                                  requirements of federal or state law with respect to such securities. Your option may not be exercised if the issuance of shares upon such exercise would constitute a violation of any applicable federal or state securities law or other law or regulations. As a condition to the exercise of your option, Chips may require you to make any representation or warranty to Chips as may be necessary or appropriate to evidence compliance with any applicable law or regulation. Chips may place legends on the certificates for your option shares referring to any applicable federal or state securities law restrictions.

Restriction on Issuance           In the event that the adoption of any
of Shares to Section 16           amendment of the Plan is subject to the
Insiders                          approval of Chips' stockholders in order for
                                  the option to comply with the requirements of Rule 16b-3, promulgated under the Securities
                                  Exchange Act of 1934, as amended (the
                                  "Exchange Act"), the option shall not be exercisable prior to such stockholder approval if you are subject to Section 16(b) of the Exchange Act, unless the Board, in its sole discretion, approves the exercise of the option prior to such stockholder approval.

Transfer of Option                Prior to your death, only you may
                                  exercise your option, and you cannot transfer or assign your option. However, you may dispose of your option in your will.

                                  Regardless of any marital property settlement agreement, Chips is not obligated to honor a Notice of Exercise from your former spouse, nor is Chips obligated to recognize your former spouse's interest in your option in any other way.

Changes in Stock                  Appropriate adjustments shall be made in the
Subject to the Option             number, exercise price and class of shares of
                                  stock subject to the option in the event of a stock dividend, stock split, reverse stock split, combination, reclassification or like change in the capital structure of Chips.

                                  In the event of any such change in the capital structure of Chips, any and all new substituted or additional securities to which you are entitled by reason of your ownership of the shares acquired upon exercise of your option will be immediately subject to Chips' right of repurchase with the same force and effect as the shares subject to the right of repurchase immediately before such event (see Right of Repurchase above).

Employee Rights                   Your option or this Agreement do not
                                  give you the right to be retained as an
                                  employee by Chips (or a parent corporation or subsidiary corporation of Chips). Chips reserves the right to terminate your employment at any time, with or without cause.

Stockholder Rights                You, or your estate or heirs, have no
                                  rights as a stockholder of Chips until a certificate for your option shares has been issued. No adjustments are made for dividends or other rights if the applicable record date occurs prior to the date your stock certificate is issued, except in the event of a change in the stock subject to the option as described above.

Applicable Law                    This Agreement will be interpreted and
                                  enforced under the laws of the State of
                                  California.

Other Agreements                  The text of the Plan is
                                  incorporated in this Agreement by reference.
                                  This Agreement and the Plan constitute the entire understanding between you and Chips regarding your option. Any prior agreements, understandings, commitments, or negotiations concerning your option are superseded.

Binding Effect                    This Agreement shall inure to
                                  the benefit of and be binding upon the parties hereto and their respective heirs, executors, administrators, successors and assigns.

Amendment                         Chips may at any time amend or terminate the
                                  Plan and/or your Option. However, no amendment or termination may adversely affect your option without your consent, unless such amendment is necessary in order to enable the option to qualify as an incentive stock option.

Time of Expiration                Whenever there is a reference in
                                  this Agreement to a date when your option expires, the option will expire on that date at 5:00 p.m. local time in San Jose, California.

         By signing this Agreement, you agree to all of the terms and conditions described above and in the Plan, including Chips' right to repurchase unvested shares.

                                                    CHIPS AND TECHNOLOGIES, INC.

                                                    By:
                                                       -------------------------

                                                    OPTIONEE

                                                       -------------------------

                                    EXHIBIT B

                       NONQUALIFIED STOCK OPTION AGREEMENT
                                     Between
                          CHIPS AND TECHNOLOGIES, INC.
                                       and

                                 --------------

         You have been granted an option under the Amended and Restated Chips and Technologies, Inc. 1994 Stock Option Plan (the "Plan"). This Agreement describes the terms and conditions of your option (the "Agreement").

Number of Shares                    Your option is for       shares of the
                                    common stock of Chips and Technologies,
                                    Inc., a Delaware corporation ("Chips").

Option Price                        You may purchase your option
                                    shares for $    per share, which was the
                                    closing price of the common stock of Chips
                                    on           , 199 .

Type of Option                      This option is intended to be
                                    a nonqualified stock option and will not be treated as an incentive stock option as provided in section 422 of the Internal
                                    Revenue Code of 1986, as amended (the
                                    "Code").

Grant Date                          The "Grant Date" of your option is
                                              , 19 . This is the date the Board
                                    of Directors of Chips approved your option grant.

Initial Vesting Date                The "Initial Vesting Date" of your option is
                                              , 19 . This is the date your
                                    option begins to vest.

Exercisability                      You may exercise your option immediately in
                                    its entirety after the Grant Date. However, if you buy unvested option shares, they may not be sold or otherwise transferred until they become vested (see Right of Repurchase below).

Term                                Your option will expire on           , 19  ,
                                    unless your employment or service with Chips
                                    (or a parent corporation or subsidiary
                                    corporation of Chips as defined in section
                                    424 of the Code) is terminated as explained below, or unless Chips is involved in a "transfer of control" transaction as explained below.

Vesting of Option                   On the Initial Vesting Date,          of
                                    the option shares will be vested.
                                    Thereafter, 1/48 of the option shares will vest for each full month of your continuous employment or service with Chips (or a parent or subsidiary corporation of Chips) from the Initial Vesting Date. Your option stops vesting when your employment or service with Chips (or a parent corporation or subsidiary corporation of Chips) terminates. Vesting during an approved leave of absence is governed by the applicable Leave of Absence
                                    Policy in effect at the time you go on
                                    leave.

Right of Repurchase                 You can buy shares that have
                                    not yet vested. The number of shares you buy over and above your vested shares are "unvested shares." They may not be sold or otherwise transferred until they become vested.

                                    If your employment or service with Chips (or a parent corporation or subsidiary corporation of Chips) terminates for any reason, with or without cause while you are holding unvested shares, or if you or your legal representative attempts to sell, exchange, transfer, pledge, or otherwise dispose of any unvested shares (other than pursuant to an "ownership change" as defined below), Chips may buy those unvested shares back from you at the option price you originally paid. If Chips wishes to exercise its right to repurchase the unvested shares, it must give you notice within 60 days after
                                    (i) the termination of your employment or service, or exercise of the option, if later, or (ii) Chips has received notice of the attempted disposition. Chips must exercise its right to repurchase the unvested shares, if at all, for all of the unvested shares, except as Chips and you otherwise agree. However, Chips will not repurchase your unvested shares if you transfer your unvested shares to your ancestors, descendants, or spouse or to a trustee for their benefit, provided that the transferee agrees in writing to take the shares subject to Chips' right of repurchase. In the event Chips is unable to exercise the right of repurchase under the provisions of Section 160 of the Delaware General Corporation Law, or the corresponding provisions of other applicable law, Chips has the right to assign the right of repurchase to one or more persons as may be selected by Chips' Board of Directors.

                                    To ensure that the unvested shares will be available for repurchase, you are required to deposit the certificate for the shares with an escrow agent designated by Chips under the terms and conditions of an escrow agreement approved by Chips.

                                    If Chips exercises its right to repurchase your unvested shares, payment by Chips to the escrow agent on behalf of you or your legal representative will be made in cash within 60 days after the date of the mailing of the written notice. For purposes of this payment, cancellation of any outstanding promissory note that you have previously delivered to Chips will be treated as payment in cash to the extent of the unpaid principal and any accrued interest canceled. Within 30 days after payment by Chips, the escrow agent will give the shares which Chips has purchased to Chips and give the payment received from Chips to you.

                                    The certificates for unvested shares have stamped on them a special legend referring to Chips' right of repurchase. As your vesting percentage increases, you may request, at reasonable intervals, that Chips exchange those legended shares which have vested for shares that are freely transferable.

Transfer of Control                 The following events constitute an
                                    "ownership change" of Chips: (1) the direct or indirect sale or exchange by Chips' stockholders of all or substantially all of Chips' stock; (2) a merger in which Chips is a party; or (3) the sale, exchange, or transfer of all or substantially all of Chips' assets (other than a sale, exchange, or transfer to one or more corporations where Chips' stockholders before such sale, exchange, or transfer retain, directly or indirectly, at least a majority of the beneficial interest in the voting stock of the corporation(s) to which the assets were transferred).

                                    A "transfer of control" of Chips means an ownership change in which Chips' stockholders before such ownership change do not retain, directly or indirectly, at least a majority of the beneficial interest in Chips' voting stock.

                                    In the event of a transfer of control, all shares acquired upon exercise of your option shall become vested shares effective 30 days prior to the transfer of control, unless the Chips' Board of Directors arranges with the surviving, continuing, successor, or purchasing corporation, as the case may be, for such corporation to assume Chips' rights and obligations under this Agreement or substitute its own option for your Chips' option. Your option will terminate effective as of the date of the transfer of control to the extent that your option is neither exercised as of the date of the transfer of control nor assumed by the surviving, continuing, successor, or purchasing corporation, as the case may be.

Regular Termination                 If your employment or service
                                    with Chips (or a parent corporation or
                                    subsidiary corporation of Chips) terminates for any reason, with or without cause, your option, to the extent unexercised, may be exercised (to purchase vested shares only) within 30 days after the date of your termination.

Restrictions on                     You may not sell shares that you acquire by
Resale: General                     exercising your option at any time you are
                                    in possession of material inside information concerning Chips. In addition, sales of shares that you acquire by exercising your option will be governed by Chips' employee trading policy, as in effect at the time of the proposed sale.

Restrictions on                     If you are an officer of Chips, shares that
Resale: Officers                    you acquire by exercising your option may
                                    only be sold during the officers' trading restriction period. This period commences on the third business day following the release of quarterly financial results and ends twenty-one days thereafter, unless extended by Chips' President or Chief Financial
                                    Officer.

Notice of Exercise                  When you wish to exercise your option, you
                                    must send an executed Notice of Exercise to:

                                                Chips and Technologies, Inc.
                                                2950 Zanker Road
                                                San Jose, California 95134
                                                Attn: Financial Services 1-7

                                    Your notice must specify how many whole
                                    shares you wish to purchase, and must
                                    contain such representations and agreements as to your investment intent with respect to the shares as may be required by Chips. Your notice must be delivered in person or by certified mail to Chips' Stock Administrator prior to the expiration date of the term of the Option, accompanied by an executed copy of the then current form of escrow instructions, if you are exercising your option for unvested shares, and full payment of the option price for the number of shares being purchased. The Notice of Exercise is effective when it is received by Chips. Chips will not be required to issue fractional shares upon the exercise of your option.

Form of Payment                     When you submit your Notice of
                                    Exercise, you must include payment of the option price for the number of shares you are purchasing. Payment may be made in one
                                    (or a combination of two or more) of the following forms:

                                       -   Your personal check, a cashier's
                                           check, or a money order;

                                       -   Irrevocable directions to a
                                           securities broker approved by Chips
                                           to sell your option shares and to
                                           deliver all or a portion of the sale
                                           proceeds to Chips in payment of the
                                           option price. (The balance of the
                                           sales proceeds, if any, will be
                                           delivered to you.) The directions
                                           must be given by signing a form
                                           provided by Chips.

Withholding Taxes                   In order to exercise your option, you must
                                    make arrangements to pay any federal and state withholding taxes that may be due as a result of the option exercise. In the future, at any time requested by Chips, you must make arrangements to pay any federal or state withholding taxes that may be due as a result of any transfer of any shares acquired on exercise of your option, the operation of any federal or state law providing for the imputation of interest, or the lapse of any restriction with respect to any shares acquired on exercise of your option.

Certificate Registration            The certificate or certificates
                                    issued upon the exercise of your option will be registered in your name.

Restriction on Grant                The grant of your option and the issuance of
of Option and Issuance              shares upon the exercise of the option are
of Shares                           subject to compliance with all applicable
                                    requirements of federal or state law with respect to such securities. Your option may not be exercised if the issuance of shares upon such exercise would constitute a violation of any applicable federal or state securities law or other law or regulations.
                                    As a condition to the exercise of your
                                    option, Chips may require you to make any representation or warranty to Chips as may be necessary or appropriate to evidence compliance with any applicable law or regulation. Chips may place legends on the certificates for your option shares referring to any applicable federal or state securities law restrictions.

Restriction on Issuance             In the event that the adoption of any
of Shares to Section 16             amendment of the Plan is subject to the
Insiders                            approval of Chips' stockholders in order for
                                    the option to comply with the requirements of Rule 16b-3, promulgated under the Securities Exchange Act of 1934, as amended
                                    (the "Exchange Act"), the option shall not be exercisable prior to such stockholder approval if you are subject to Section 16(b) of the Exchange Act, unless the Board, in its sole discretion, approves the exercise of the option prior to such stockholder approval.

Transfer of Option                  Prior to your death, only you may
                                    exercise your option, and you cannot
                                    transfer or assign your option. However, you may dispose of your option in your will.

                                    Regardless of any marital property
                                    settlement agreement, Chips is not obligated to honor a Notice of Exercise from your former spouse, nor is Chips obligated to recognize your former spouse's interest in your option in any other way.

Changes in Stock                    Appropriate adjustments shall be made in the
Subject to the Option               number, exercise price and class of shares
                                    of stock subject to the option in the event of a stock dividend, stock split, reverse stock split, combination, reclassification or like change in the capital structure of Chips.

                                    In the event of any such change in the
                                    capital structure of Chips, any and all new substituted or additional securities to which you are entitled by reason of your ownership of the shares acquired upon exercise of your option will be immediately subject to Chips' right of repurchase with the same force and effect as the shares subject to the right of repurchase immediately before such event (see Right of Repurchase above).

Employee Rights                     Your option or this Agreement do not
                                    give you the right to be retained as an
                                    employee by Chips (or a parent corporation or subsidiary corporation of Chips). Chips reserves the right to terminate your employment at any time, with or without cause.

Stockholder Rights                  You, or your estate or heirs, have no
                                    rights as a stockholder of Chips until a certificate for your option shares has been issued. No adjustments are made for dividends or other rights if the applicable record date occurs prior to the date your stock certificate is issued, except in the event of a change in the stock subject to the option as described above.

Applicable Law                      This Agreement will be interpreted and
                                    enforced under the laws of the State of
                                    California.

Other Agreements                    The text of the Plan is incorporated in
                                    this Agreement by reference. This Agreement and the Plan constitute the entire understanding between you and Chips regarding your option. Any prior agreements, understandings, commitments, or negotiations concerning your option are superseded.

Binding Effect                      This Agreement shall inure to the
                                    benefit of and be binding upon the parties hereto and their respective heirs, executors, administrators, successors and assigns.

Amendment                           Chips may at any time amend or terminate the
                                    Plan and/or your Option. However, no
                                    amendment or termination may adversely
                                    affect your option without your consent.

Time of Expiration                  Whenever there is a reference
                                    in this Agreement to a date when your option expires, the option will expire on that date at 5:00 p.m. local time in San Jose, California.

         By signing this Agreement, you agree to all of the terms and conditions described above and in the Plan, including Chips' right to repurchase unvested shares.

                                              CHIPS AND TECHNOLOGIES, INC.

                                              By:  __________________________


                                              OPTIONEE

                                              By: __________________________